Exhibit 99.2
EAGLE RIDGE TOWNHOMES
LIMITED PARTNERSHIP
FINANCIAL REPORT
AND SUPPLEMENTARY INFORMATION
DECEMBER 31, 2006 AND 2005

EAGLE RIDGE TOWNHOMES LIMITED PARTNERSHIP
TABLE OF CONTENTS
DECEMBER 31, 2006 AND 2005

Independent Auditor’s Report	Page 1

FINANCIAL STATEMENTS

Balance Sheets	2

Statements of Operations	3

Statements of Changes in Partners’ Equity (Deficit)	4

Statements of Cash Flows	5

Notes to Financial Statements	6 — 12

Independent Auditor’s Report on Supplementary Information	14

SUPPLEMENTARY INFORMATION

Detailed Balance Sheet Schedules	15

Detailed Statement of Operations Schedules	16 — 18

CERTIFIED PUBLIC ACCOUNTANTS
INDEPENDENT AUDITOR’S REPORT
To the Partners of Eagle Ridge Townhomes Limited Partnership c/o Joint Development & Housing Corporation
We have audited the accompanying balance sheets of Eagle Ridge Townhomes Limited Partnership as of December 31, 2006 and 2005, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eagle Ridge Townhomes Limited Partnership as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Certified Public Accountants
Cincinnati, Ohio
January 24, 2007
Donald R. Harting
Terrence P. Egan
James R. Hochwalt
Charles C. Craft
Randall S. Kuvin
Randolph N. Kramer
David P. Dirksen
Bruce G. Kreinbrink
Kelley G. O’Neil
Julie M. Kline
Dustin C. Fry
Terry L. Yoho
Linda B. Hadley
Alexander P. Kurian
Angela L. Gatto
Erin J. Kliesch
Kevin R. Hagstrom
Michael W. Smith
Jeffrey M. Woeste
Robert L. Hesch
RETIRED
David E. Flagel
Gerald P. Flagel
Arthur J. Huber
Louis G. Homan

DAYTON	CINCINNATI
3400 South Dixie Drive / Dayton, Ohio 45439-2304	9135 Governors Way / Cincinnati, Ohio 45249-2037
phone: (937) 299-3400 / fax: (937) 293-5481 / www.fhf-cpa.com	phone: (513) 774-0300 / fax: (513) 774-7250 / www.fhf-cpa.com

EAGLE RIDGE TOWNHOMES LIMITED PARTNERSHIP
BALANCE SHEETS

	DECEMBER 31,
	2006	2005
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$30,314	$32,795
Receivables, net of allowance for doubtful accounts of $0 and $411 in 2006 and 2005, respectively	1,777	1,606
Reserve for replacement	4,951	3,451
Real estate taxes and insurance escrow	13,261	20,096

TOTAL CURRENT ASSETS	50,303	57,948

FIXED ASSETS, at net book value	2,309,847	2,482,968

OTHER ASSETS, net of accumulated amortization	20,183	22,558

TOTAL ASSETS	$2,380,333	$2,563,474

LIABILITIES AND PARTNERS’ EQUITY (DEFICIT)

CURRENT LIABILITIES
Trade payables	$9,517	$6,566
Accrued expenses	15,079	15,672
Security deposits	25,367	22,457
Deferred revenue	985	1,808
Current portion of mortgage payable	73,538	67,231
Project expense loans	127,924	118,262

TOTAL CURRENT LIABILITIES	252,410	231,996

LONG-TERM DEBT
Mortgage payable	1,476,289	1,549,827

TOTAL LIABILITIES	1,728,699	1,781,823

PARTNERS’ EQUITY (DEFICIT)
Investor Limited Partner	(233,530)	(104,813)
Special Limited Partner	10	10
General Partner	885,154	886,454

	651,634	781,651

TOTAL LIABILITIES AND PARTNERS’ EQUITY (DEFICIT)	$2,380,333	$2,563,474

The accompanying notes are an integral part of these statements.

EAGLE RIDGE TOWNHOMES LIMITED PARTNERSHIP
STATEMENTS OF OPERATIONS

	FOR THE YEARS ENDED
	DECEMBER 31,
	2006	2005

INCOME FROM RENTS AND MISCELLANEOUS	$461,298	$457,510

RENTAL EXPENSES
Administrative expense	75,145	70,707
Utilities	11,172	16,063
Operating and maintenance expense	107,116	96,451
Real estate taxes	35,588	34,499
Other taxes, licenses and permits	2,696	2,254
Insurance	18,231	12,455

	249,948	232,429

NET RENTAL INCOME	211,350	225,081

OTHER DEDUCTION
Mortgage interest expense	142,339	148,126

INCOME — before depreciation and amortization	69,011	76,955

DEPRECIATION	196,653	186,657
AMORTIZATION	2,375	2,375

	199,028	189,032

NET LOSS	$(130,017)	$(112,077)

The accompanying notes are an integral part of these statements.

EAGLE RIDGE TOWNHOMES LIMITED PARTNERSHIP
STATEMENTS OF CHANGES IN PARTNERS’ EQUITY (DEFICIT)
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

		INVESTOR	SPECIAL
	GENERAL	LIMITED	LIMITED
	PARTNER	PARTNER	PARTNER	TOTAL

Balance — January 1, 2005	$887,575	$6,143	$10	$893,728

Net loss — 2005	(1,121)	(110,956)	0	(112,077)

Balance (deficit) — December 31, 2005	886,454	(104,813)	10	781,651

Net loss — 2006	(1,300)	(128,717)	0	(130,017)

Balance (deficit) — December 31, 2006	$885,154	$(233,530)	$10	$651,634

The accompanying notes are an integral part of the statements.

EAGLE RIDGE TOWNHOMES LIMITED PARTNERSHIP
STATEMENTS OF CASH FLOWS

	FOR THE YEARS ENDED
	DECEMBER 31,
	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(130,017)	$(112,077)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	196,653	186,657
Amortization	2,375	2,375
Changes in assets and liabilities:
Receivables	(171)	(556)
Reserve for replacement	(1,500)	1,067
Real estate taxes and insurance escrow	6,835	1,727
Trade payables	2,951	3,102
Accrued expenses	(593)	1,155
Security deposits	2,910	(3,891)
Deferred revenue	(823)	1,782

NET CASH PROVIDED BY OPERATING ACTIVITIES	78,620	81,341

CASH FLOWS USED IN INVESTING ACTIVITIES:
Purchases of improvements, equipment and furnishings	(23,532)	(33,428)

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on mortgage	(67,231)	(61,466)
Project expense loans	9,662	(926)

NET CASH USED IN FINANCING ACTIVITIES	(57,569)	(62,392)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(2,481)	(14,479)

CASH AND CASH EQUIVALENTS — beginning of year	32,795	47,274

CASH AND CASH EQUIVALENTS — end of year	$30,314	$32,795

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid during the year for:
Interest	$142,843	$148,588

The accompanying notes are an integral part of these statements.

EAGLE RIDGE TOWNHOMES LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

1.	ORGANIZATION
The Partnership was formed on November 21, 1991, to acquire land in Kenton County, Kentucky to construct a 64-unit apartment project qualifying for low income housing tax credits provided under Section 42(a) of the Internal Revenue Code, and to lease, manage and operate the project. The Partnership was organized as a limited partnership by Joint Development & Housing Corporation (JDH) and Ashford Investment Corporation (Ashford) as general partners and JDH as the limited partner.

On March 6, 1992, the Partnership Agreement was amended to reflect the withdrawal of Ashford as a general partner and to substitute Towne Building Group, Inc. (TBG) for JDH as the Original Limited Partner.

On December 1, 1992, the Partnership Agreement was amended and restated to admit Boston Financial Institutional Tax Credits III, A Limited Partnership (BFITC) as the Investor Limited Partner and SLP, Inc. (SLP) as a Special Limited Partner; to reflect the withdrawal of TBG, the Original Limited Partner and to set out more fully the rights, obligations and duties of the Partners.

Rental operations commenced on September 30, 1993.

Allocation of Income or Loss and Tax Credits

The Partnership Agreement provides that income or loss and tax credits are to be allocated as follows:

General Partner (GP)	1%
Investor Limited Partner (ILP)	99%
Special Limited Partner (SLP)	0%
Allocation of Cash Flows

After the earlier to occur of the Development Obligation Date (December 31,1997) or the first anniversary of the Completion Date (December 7, 1994), cash flows (as defined in the Partnership Agreement) are to be distributed, within ninety (90) days of year-end, in the following priority:
First:	100% to ILP until ILP has received $7,500 per year, cumulative but not compounded,

Second:	to repay accrued but unpaid management fees and any other amounts due the Management Agent, whenever incurred, by any and all of the Integrated Partnerships (as defined in the Amendment to Limited Partnership Agreements dated March 4, 1998) and any Project Expense Loans (as defined in the Partnership Agreement) of any Integrated Partnership, then outstanding and incurred on or after January 1, 1997, and

Third:	to ILP and GP in equal shares.

EAGLE RIDGE TOWNHOMES LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

1.	ORGANIZATION (Continued)
For the years ended December 31, 2006 and 2005, respectively, there were no distributions from Cash Flows.

Distributions of Other Than Cash Flow

Prior to dissolution, if the General Partner shall determine that there are proceeds available for distribution from a Capital Transaction (as defined in the Partnership Agreement), such proceeds shall be applied and distributed in accordance with the provisions of the Partnership Agreement, as amended.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Accounting

The financial statements are prepared on the accrual basis of accounting.

Depreciation Methods

Depreciation for financial reporting is computed using the straight-line method over the estimated useful lives of the assets, and for income tax purposes is computed primarily using accelerated methods over the statutory lives of the assets. The Partnership follows the practice of charging expenditures for additions or major replacements to the asset accounts. When an asset is retired or otherwise disposed of, its cost and the related accumulated depreciation are eliminated from their respective accounts and any gain or loss is reflected in the statement of operations.

Fair Value of Financial Instrument

The carrying amount of the mortgage payable approximates fair value as a result of the current mortgage rates available to the Partnership at December 31, 2006.

Cash and Cash Equivalents

The Partnership considers financial instruments with maturities of three months or less to be cash equivalents.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

EAGLE RIDGE TOWNHOMES LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Advertising Costs

Advertising costs are charged to operations when incurred. Advertising expense for 2006 and 2005 was $10,746 and $9,353, respectively.

Concentration of Credit Risk

The Partnership maintains its cash balances in various Cincinnati, Ohio financial institutions which, at times, may exceed federally insured limits. The Partnership has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash.

Accounts Receivable

Tenant rent charges for the current month are due on the first of the month. Rental payments received in advance are deferred until earned. Tenants who are evicted or move out are charged with any damages or cleaning fees in excess of the security deposit. The Partnership accounts for all past due rents as stipulated in the lease agreement, and recognizes other tenant charges on the date assessed at the actual amount due. The Partnership does not accrue interest on tenant receivable balances. Tenant receivable balances in excess of 90 days in arrears are transferred to a collection agency and written off to bad debt expense at that time. The allowance method is used to estimate bad debt expense, based on collection experience. Bad debt expense for 2006 and 2005 was $3,127 and $1,999, respectively.

3.	RECEIVABLES
The following is a summary of receivables at December 31, 2006 and 2005:

	2006	2005
Rent receivable	$1,767	$2,007
Other receivables	10	10
Less: allowance for doubtful accounts	0	(411)

	$1,777	$1,606

4.	OTHER ASSETS
The following is a summary of amortizable costs and the related accumulated amortization:

			Depreciable
COST	2006	2005	Life in Years
Loan cost	$47,491	$47,491	20 years
Less: accumulated amortization	(27,308)	(24,933)

	$20,183	$22,558

EAGLE RIDGE TOWNHOMES LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

5.	FIXED ASSETS

			Depreciable
COST	2006	2005	Life in Years
Qualifying for tax credits:
Buildings	$3,074,387	$3,074,387	27
Site improvements	1,062,175	1,062,175	20
Equipment and furnishings	64,518	64,518	12
Not qualifying for tax credits:
Land	250,000	250,000	—
Land improvements — additions	16,940	16,940	20
Equipment — additions	142,904	155,559	12

	4,610,924	4,623,579
Less: accumulated depreciation	(2,301,077)	(2,140,611)

NET BOOK VALUE	$2,309,847	$2,482,968

6.	MORTGAGE PAYABLE
On July 11, 1995, the Partnership obtained a 20-year permanent mortgage with Indianapolis Life Insurance Company (ILIC) in the amount of $2,050,000. The permanent loan carries an interest rate of nine percent (9.0%) and may be adjusted at the sole and absolute discretion of ILIC on the first day of the 16th year to a rate comparable to what is being offered by ILIC to borrowers for comparable loans. Principal and interest payments are due monthly (based on a 23.5 year amortization period) in the amount of $17,503 unless adjusted in connection with an adjustment of the interest rate, with a balloon payment of approximately $641,000 payable in full on July 1, 2015. During the 4th through 15th loan year, the loan may be prepaid in full but not in part, with a prepayment premium equal to the greater of one percent (1%) of the principal balance of the note then being paid or the yield maintenance amount as defined in the promissory note. For the 16th through the 20th loan years, the prepayment premium is five percent (5.0%), reduced by one percent (1%) each year with no prepayment penalty if the principal balance is paid in full within 120 days of final maturity (July 1, 2015). If ILIC elects to increase the interest rate on Adjustment Date, the borrower may prepay the note in full but not in part, without prepayment premium during the 120-day period commencing on the date that ILIC notifies borrower of their election to adjust the interest rate. This note is collateralized by the real property known as Eagle Ridge Townhomes, by a security interest in certain fixtures and personal property, by an assignment of leases and rents to ILIC for all present and future leases of all or any portion of the realty encumbered by the Mortgage, and by a $550,000 personal guaranty by the shareholders of the parent corporation of the General Partner.

EAGLE RIDGE TOWNHOMES LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

6.	MORTGAGE PAYABLE (Continued)
Following are maturities of the mortgage payable for each of the next five (5) years, and in the aggregate:

2007	$73,538
2008	80,437
2009	87,982
2010	96,236
2011	105,263
Later years	1,106,371

$1,549,827

7.	PROJECT EXPENSE LOANS
The Partnership has received Project Expense Loans from the General Partner (as defined in the Amendment to the Limited Partnership Agreement dated March 4,1998). The loans totaled $127,924 and $118,262 as of December 31, 2006 and 2005, respectively. These loans are non-interest bearing and are repayable only as provided in the Partnership Agreement (see Note 1).

8.	RELATED PARTY TRANSACTIONS
Effective January 1, 1992, the Partnership entered into a management agreement with Towne Properties Asset Management Company (TPAMC), an affiliate of JDH, in which TPAMC will act as the manager and leasing agent for the project and receive a monthly fee of four percent (4%) of monthly gross income. On January 1, 2001 TPAMC assigned this contractual agreement to a newly formed subsidiary Limited Liability Company known as Towne Properties Asset Management Company Ltd,, LLC (TPAMC Ltd.), which is owned 84.7% by TPAMC. Total management fees paid or accrued to TPAMC Ltd. in 2006 and 2005 totaled $18,342 and $18,214 respectively. The agreement was for an initial term of one year and is currently on a month-to-month basis. At December 31, 2006 and 2005, the Partnership owed TPAMC Ltd. $1,576 and $1,564 respectively for unpaid management fees. TPAMC also provides office and maintenance supplies and personnel, administrative services, and marketing services, and is reimbursed for these expenses by the Partnership.

EAGLE RIDGE TOWNHOMES LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005
8.	RELATED PARTY TRANSACTIONS (Continued)
Effective December 1, 1992, the Partnership entered into an incentive management agreement with TPAMC, providing for an annual, non-cumulative incentive management fee equal to the lesser of five percent (5%) of gross revenues or the Priority Distribution (as defined in the Partnership Agreement) applicable to such year. In no event, however, shall the incentive management fee and the management fee payable under the Management Agreement exceed, in the aggregate, nine percent (9%) of the gross revenues of the Project in any fiscal year. The agreement continues in full force and effect until termination of the Partnership. No incentive management fee was payable for 2006 and 2005.
9.	RESERVE FOR REPLACEMENT
The General Partner is responsible for the establishment of a reserve account for capital replacements. The account is to be funded by monthly deposits, commencing on the Project Completion Date (December 7, 1993), equal to the greater of the amount required by the lender or $800. Permanent financing was obtained on July 11, 1995, at which time the lender required the Partnership to deposit four percent (4%) of the monthly gross apartment rental received, until the total reserve account equals or exceeds $50,000. Disbursements from the reserve account are permitted for expenditures approved upon written request of the lender.
10.	RESIDENT LEASE AGREEMENTS

Generally, the apartment units are leased to residents for an initial one-year term. Thereafter, residents can extend the lease on a month-to-month basis.
11.	INCOME TAXES
These statements contain no provision for federal income taxes. As a partnership, any income or loss is reported on the tax returns of the respective partners.

EAGLE RIDGE TOWNHOMES LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005
11.	INCOME TAXES (Continued)
The Partnership treats certain items of income and deductions differently for federal income tax purposes than for financial reporting purposes. Following is a reconciliation of financial statement income to federal taxable income:

	2006	2005
Net loss — financial statement	$(130,017)	$(112,077)
Additional depreciation for federal income tax purposes due to the use of accelerated depreciation methods	(1,188)	(8,096)
Allowance for doubtful accounts — deductible when written off	(411)	279
Revenue received in advance — taxable when received; recognized when earned for financial reporting:
Current year	985	1,808
Prior year	(1,808)	(26)

Net loss — federal income tax	$(132,439)	$(118,112)

The Partnership has qualified to receive low-income housing tax credits from the State of Kentucky pursuant to Internal Revenue Code Section 42 totaling $3,456,000. These tax credits are available on an annual basis for a ten-year period commencing with 1993. The annual allocation of $345,600 is available to the Partners as a credit against their federal income taxes payable. As of December 31, 2006 and 2005, all $3,456,000 of the credits have been utilized by the Partners. Certain technical requirements must be met and maintained by the Partnership to receive the full allocation of tax credits.
12.	CONTINGENCY
The Partnership’s low-income housing tax credits are contingent on its ability to maintain compliance with applicable sections of Section 42(a) of the Internal Revenue Code. Failure to maintain compliance with occupant eligibility, and/or gross rent, or to correct noncompliance within a specified time period could result in recapture of previously taken tax credits plus interest. In addition, such potential noncompliance may require an adjustment to the contributed capital by the Investor Limited Partner.

SUPPLEMENTARY INFORMATION

CERTIFIED PUBLIC ACCOUNTANTS
INDEPENDENT AUDITOR’S REPORT ON SUPPLEMENTARY INFORMATION
To the Partners of Eagle Ridge Townhomes Limited Partnership
c/o Joint Development & Housing Corporation
Our report on our audits of the basic financial statements of Eagle Ridge Townhomes Limited Partnership for 2006 and 2005 appears on page 1. Those audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The detailed balance sheet and statement of operations schedules are presented for purposes of additional analysis and are not a required part of the basic financial statements. Such information, except for that portion marked “unaudited,” on which we express no opinion, has been subjected to the auditing procedures applied in the audits of the basic financial statements, and, in our opinion, the information is fairly stated in all material respects in relation the basic financial statements taken as a whole.
Certified Public Accountants
Cincinnati, Ohio
January 24, 2007
Donald R. Harting
Terrence P. Egan
James R. Hochwalt
Charles C. Craft
Randall S. Kuvin
Randolph N. Kramer
David P. Dirksen
Bruce G. Kreinbrink
Kelley G. O’Neil
Julie M. Kline
Dustin C. Fry
Terry L. Yoho
Linda B. Hadley
Alexander P. Kurian
Angela L. Gatto
Erin j. Kliesch
Kevin R. Hagstrom
Michael W. Smith
Jeffrey M. Woeste
Robert L. Hesch
RETIRED
David E.Flagel
Gerald P. Flagel
Arthur J. Huber
Louis G. Homan

DAYTON	CINCINNATI
3400 South Dixie Drive / Dayton, Ohio 45439-2304	9135 Governors Way / Cincinnati, Ohio 45249-2037
phone: (937) 299-3400 / fax: (937) 293-5481 / www.fhf-cpa.com	phone: (513) 774-0300 / fax: (513) 774-7250 / www.fhf-cpa.com

EAGLE RIDGE TOWNHOMES LIMITED PARTNERSHIP
DETAILED BALANCE SHEET SCHEDULES

	DECEMBER 31,
	2006	2005
ASSETS
CURRENT ASSETS
Petty cash	$149	$149
Cash in bank	4,798	10,189
Tenant accounts receivable, net of allowance for doubtful accounts of $0 and $411 in 2006 and 2005, respectively	1,767	1,596
Other receivables	10	10
Tenant security deposits	25,367	22,457

	32,091	34,401

RESTRICTED DEPOSITS AND FUNDED RESERVES
Replacement reserve deposits	4,951	3,451
Mortgage escrow deposits	13,261	20,096

	18,212	23,547

FIXED ASSETS
Land	250,000	250,000
Land improvements	1,079,115	1,079,115
Building	3,074,387	3,074,387
Building equipment	207,422	220,077
Accumulated depreciation	(2,301,077)	(2,140,611)

	2,309,847	2,482,968

OTHER ASSETS
Deferred financing costs, net of accumulated amortization	20,183	22,558

TOTAL ASSETS	$2,380,333	$2,563,474

LIABILITIES AND PARTNERS’ EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable	$9,517	$6,566
Accrued wages and payroll taxes	3,455	3,544
Accrued interest payable	11,624	12,128
Current portion of mortgage note payable	73,538	67,231
Tenant security deposit liability	25,367	22,457
Rent deferred credits	985	1,808
Project expense loans	127,924	118,262

	252,410	231,996

LONG—TERM LIABILITIES
Mortgage note payable	1,476,289	1,549,827

PARTNERS’ EQUITY (DEFICIT)
Other partners’ equity	885,154	886,454
Limited partner’s equity	(233,520)	(104,803)

	651,634	781,651

TOTAL LIABILITIES AND PARTNERS’ EQUITY (DEFICIT)	$2,380,333	$2,563,474

EAGLE RIDGE TOWNHOMES LIMITED PARTNERSHIP
DETAILED STATEMENT OF OPERATIONS SCHEDULES

	FOR THE YEARS ENDED
	DECEMBER 31,
	2006		2005
REVENUE
RENTAL INCOME
Apartments	$513,615	*	$513,543	*

VACANCIES
Apartments	62,505	*	69,951	*

RENTAL INCOME LESS VACANCIES	451,110		443,592

FINANCIAL REVENUE
Interest income — reserve for replacements	177		87
Interest income — miscellaneous	178		272

TOTAL FINANCIAL REVENUE	355		359

OTHER REVENUE
Laundry and vending	101		140
NSF and late charges	2,615		2,730
Damages and cleaning fees	3,623		8,210
Forfeited security deposits	100		0
Other revenue (miscellaneous)	3,394		2,479

TOTAL OTHER REVENUE	9,833		13,559

TOTAL REVENUE	$461,298		$457,510

*	-	Unaudited

EAGLE RIDGE TOWNHOMES LIMITED PARTNERSHIP
DETAILED STATEMENT OF OPERATIONS SCHEDULES (CONTINUED)

	FOR THE YEARS ENDED
	DECEMBER 31,
	2006	2005
EXPENSES
ADMINISTRATIVE
Advertising	$10,746	$9,353
Office salaries	22,985	21,505
Office supplies	1,279	1,957
Management fees	18,342	18,214
Legal expenses (project-related issues)	1,330	434
Auditing expense	6,870	7,070
Telephone and answering services	5,162	4,279
Bad debts	3,127	1,999
Miscellaneous administrative expenses	5,304	5,896

TOTAL ADMINISTRATIVE	75,145	70,707

UTILITIES
Gas	4,849	3,862
Electricity	4,873	5,572
Water and sewer, less reimbursements	1,450	6,629

TOTAL UTILITIES	11,172	16,063

OPERATING AND MAINTENANCE
Janitor and cleaning supplies	348	753
Extermination	1,120	976
Garbage and trash removal	4,132	3,782
Grounds payroll	18,123	17,304
Security payroll/contract	2,052	3,330
Ground supplies	1,038	235
Repairs payroll	25,593	29,605
Repairs material	35,814	20,909
Repairs contract	4,314	1,241
Snow removal	1,408	7,265
Turnover	12,743	10,629
Miscellaneous operating and maintenance	431	422

TOTAL OPERATING AND MAINTENANCE	107,116	96,451

TAXES AND INSURANCE
Real estate taxes	35,588	34,499
Miscellaneous taxes, license and permits	2,696	2,254
Property and liability insurance (hazard)	18,231	12,455

TOTAL TAXES AND INSURANCE	56,515	49,208

EAGLE RIDGE TOWNHOMES LIMITED PARTNERSHIP
DETAILED STATEMENT OF OPERATIONS SCHEDULES (CONTINUED)

	FOR THE YEARS ENDED
	DECEMBER 31,
	2006		2005
FINANCIAL EXPENSES
Interest on mortgage note payable	$142,339		$148,126

DEPRECIATION AND AMORTIZATION
Depreciation	196,653		186,657
Amortization	2,375		2,375

TOTAL DEPRECIATION AND AMORTIZATION	199,028		189,032

TOTAL EXPENSES	591,315		569,587

NET LOSS	$(130,017)		$(112,077)

OTHER ITEMS

Amount of principal paid	$67,231		$61,466

Deposits made to replacement reserve	18,331		18,227

Disbursements made from replacement reserve	17,008		19,381

Occupancy percentage — end of year	92	%*	83	%*

*	-	Unaudited